UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2004

THORATEC CORPORATION

(Exact name of registrant as specified in its charter)

California

(State of Other Jurisdiction of Incorporation)

1-8145	94-2340464

(Commission File Number)	(IRS Employer Identification Number)

6035 Stoneridge Drive
Pleasanton, California    94588

(Address of principal executive offices including zip code)

(925) 847-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

On June 29, 2004, Thoratec Corporation (the “Company”) issued a press release providing an update on its business activities and outlook for the balance of 2004, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2004
THORATEC CORPORATION

By: /s/ M. Wayne Boylston

M. Wayne Boylston Senior Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 29, 2004

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